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                                                                    EXHIBIT 10.1


                              AMENDED AND RESTATED
                           INVESTORS RIGHTS AGREEMENT

         This Amended and Restated Investors Rights Agreement (the "Agreement") is entered into as of March 29, 2000 by and among Ista Pharmaceuticals, Inc., a California corporation (the "Company") and the individuals and entities set forth on the signature pages attached hereto (the "Investors"). This Agreement amends and restates the Amended and Restated Investors Rights Agreement dated June 4, 1999 (the "Prior Rights Agreement").

         1. Right of First Offer.

                  (a) Major Investor. Each Investor who holds at least 100,000 shares of Preferred Stock (as defined in Section 2 below) (or Common Stock of the Company issued or issuable upon conversion thereof) is hereby defined as a Major Investor. When applying the term "Major Investor" to any Investor, such Investor shall be considered to hold all shares held in a trust for the benefit of such investors and all shares of such stock that such Investor has distributed to and are held by any general or limited partner or other holder of the Investor's equity securities and shares of such stock owned by any other Investor that controls, is controlled by or under common control with such Investor or that is managed by the same investment manager as such Investor (collectively, "Affiliates"). Each Major Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and Affiliates in such proportions as it deems appropriate.

                  (b) Procedure. Subject to Section 1(d) below, the Company hereby grants to each Major Investor a right of first offer with respect to future sales by the Company of its New Securities (as hereinafter defined). Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("New Securities"), the Company shall first make an offering of such New Securities to the Major Investors in accordance with the following provisions:

                               (i) The Company shall deliver a notice ("Notice")
to each of the Major Investors stating (A) its bona fide intention to offer New Securities, (B) the number of such New Securities to be offered, and (C) the price, if any, for which it proposes to offer such New Securities.

                               (ii) Within 20 calendar days after receipt of the
Notice, each Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such New Securities which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, by such Major Investor bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, by all Major Investors.

                               (iii) If not all of the Major Investors elect to
purchase their pro rata share of the New Securities, then the Company shall promptly notify in writing the Major Investors who do

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so elect and shall offer such Major Investors the right to acquire such unsubscribed shares. The Major Investors shall have five (5) days after receipt of such notice to notify the Company of its election to purchase all or a portion thereof of the unsubscribed shares.

                               (iv) If all such New Securities referred to in
the Notice are not elected to be obtained as provided in Section 1(b) hereof, the Company may, during the 90-day period following the expiration of the period provided in Section 1(b) hereof, offer the remaining unsubscribed New Securities to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within 90 days of the execution thereof, the Major Investors right of first offer with respect to such New Securities provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to each Major Investor in accordance herewith.

                  (c) Exclusions. The right of first offer in this Section 1 shall not be applicable (i) to the issuance or sale of up to 4,750,000 shares of Common Stock (or options therefor) to employees, directors and officers and consultants of the Company, for the primary purpose of soliciting or retaining their employment or as part of an incentive program, and such additional shares as are approved by the board of directors, (ii) on or after consummation of a bona fide, firmly underwritten public offering of shares of Common Stock, registered under the Act (defined in Section 2(a)(i) below) pursuant to a registration statement on Form S-1 (iii) to securities issued in connection with the acquisition of another corporation by the Company by merger of, reorganization or purchase of all or substantially all of the assets or, (iv) to securities issued to persons or entities in connection with bank or equipment lease financing, technology licensing or corporate partnering transactions.

                  (d) Forfeiture of Right of First Offer. Each Major Investor, who was a Major Investor on November 20, 1998, that elected not to purchase its pro rata share of New Securities issued pursuant to the Series C Preferred Stock and Warrant Purchase Agreement and the Common Stock Purchase Agreement, each dated November 20, 1998, has forfeited all rights to purchase New Securities under this Section 1.

                  (e) Limitation. Such right of first offer shall terminate upon the earlier to occur of (i) an underwritten public offering of shares of Common Stock of the Company, and (ii) a merger, acquisition or other transactions resulting in a change in control of the Company.

                  (f) Amendment. With the written consent of not less than (i) 70% of the outstanding shares of Preferred A Shares and Preferred B Shares, each voting separately, and (ii) 50% of the outstanding shares of Preferred C Shares and Series D Shares, voting as one class, (or Common Stock issued or issuable upon conversion thereof) held by the Major Investors, the obligations of the Company and the rights of the Major Investors under this Section 1 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its board of directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Section 1.



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                  (g) Waiver of Right of First Offer. Each Major Investor,
hereby waives its right of first refusal under the Prior Rights Agreement, including any notice rights pertaining thereto, to purchase the shares of Series D Preferred Stock being issued and sold pursuant to the Series D Preferred Stock Purchase Agreement dated as of the date hereof. Such waiver shall be effective upon the execution of this Agreement by (i) the Company, (ii) 70% of the outstanding shares of Preferred A Shares and Preferred B Shares, each voting separately, and (iii) 50% of the outstanding shares of Preferred C Shares (or Common Stock issued or issuable upon conversion thereof) held by the Major Investors. By entering into this Agreement each Major Investor hereby waives any current or future right of first offer to purchase the Company's securities other than the rights set forth in this Agreement.

         2. Registration Rights.

                  (a) Definitions.  For purposes of this Section 2:

                               (i) The term "Act" shall mean the Securities Act
of 1933, as amended.

                               (ii) The term "Form S-3" shall mean such form
under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission (the "SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                               (iii) The term "Holder" shall mean any person
owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 2(l) hereof; and

                               (iv) The term "Preferred Stock" shall mean the
shares of Series A Preferred Stock, Series A-1 Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock, Series D Preferred Stock and Series D-1 Preferred Stock.

                               (v) The term "register", "registered," and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document;

                               (vi) The term "Registrable Securities" shall mean
(1) the Common Stock issuable or issued upon conversion of the Preferred Stock, and (2) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Preferred Stock or Common Stock, excluding in all cases, however, (i) any Registrable Securities sold by a person in a transaction in which his rights under this Section 2 are not assigned, or (ii) any Registrable Securities sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.



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                               (vii) The number of shares of "Registrable
Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

                               (viii) The term "Series A Shares" shall mean the
shares of Series A Preferred Stock and Series A-1 Preferred Stock.

                               (ix) The term "Series B Shares" shall mean the
shares of Series B Preferred Stock and Series B-1 Preferred Stock.

                               (x) The term "Series C Shares" shall mean the
shares of Series C Preferred Stock and Series C-1 Preferred Stock.

                               (xi) The term "Series D Shares" shall mean the
shares of Series D Preferred Stock and Series D-1 Preferred Stock.

                  (b) Request for Registration.

                               (i) If at any time after the earlier of (i) four
(4) years from the date hereof or (ii) the first anniversary of the closing of the Company's initial public offering, the Company shall receive a written request from the Holders of at least fifty percent (50%) of the outstanding Registrable Securities (including securities convertible into Registrable Securities) that the Company file a registration statement under the Act covering the registration of at least fifty (50%) of the Registrable Securities (or any lesser number of shares if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $10,000,000), then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of Section 2(b)(ii), effect as soon as practicable, and in any event within 90 days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such written notice by the Company; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2(b)(i):

                                    (A) During the period starting with the date
ninety (90) days prior to the Company's estimated date of filing of, and ending on the date one hundred eighty (180) days immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                                    (B) After the Company has effected one such
registration pursuant to this Section 2(b), and such registration has been declared or ordered effective;



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                                    (C) If the Company shall furnish to such
Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed at such time, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 2(b) shall be deferred for a period not to exceed ninety (90) days from the date of receipt of written request from the Holders; provided, however, that the Company may not utilize this right more than twice in any 12-month period.

                               (ii) If the Holders initiating the registration
request hereunder (the "Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2(b) and the Company shall include such information in the written notice referred to in Section 2(b)(i). In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 2(e)(v)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company, who shall be reasonably acceptable to the Initiating Holders. Notwithstanding any other provision of this Section 2(b), if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder.

                  (c) Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within ten (10) days after mailing of written notice by the Company, the Company shall, subject to the provisions of
Section 2(h), cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

                  (d) Form S-3 Registration. In case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:



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                               (i) promptly give written notice of the proposed
registration, and any related qualification or compliance, to all other Holders; and

                               (ii) as soon as practicable, effect such
registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this
Section 2(d): (1) if Form S-3 is not available for such offering by the Holders;
(2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than hundred eighty (180) days after receipt of the request of the Holder or Holders under this Section 2(d); provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; (4) if the Company has already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 2(d); (5) if the Company has already effected a registrations on Form S-3 for the Holders pursuant to this Section 2(d) in the past twelve-month period; or (6) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                               (iii) If the Holders initiating the registration
request hereunder (the "Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this
Section 2(d) and the Company shall include such information in the written notice referred to in Section 2(d)(i). In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 2(e)(v)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this
Section 2(d), if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders



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thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder.

                               (iv) Subject to the foregoing, the Company shall
file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 2(d) shall not be counted as demands for registration or registrations effected pursuant to Sections 2(b) or 2(c), respectively.

                  (e) Obligations of the Company. Whenever required under this
Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                               (i) Prepare and file with the SEC a registration
statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days.

                               (ii) Prepare and file with the SEC such
amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                               (iii) Furnish to the Holders such numbers of
copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                               (iv) Use its best efforts to register and qualify
the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                               (v) In the event of any underwritten public
offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of the holders greater than the obligations set forth in
Section 2(j)(ii).

                               (vi) Notify each Holder of Registrable Securities
covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to



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state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                               (vii) Furnish, at the request of any Holder
requesting registration of Registrable Securities pursuant to this Section 2, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 2, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

                  (f) Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                  (g) Expenses of Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 2(b), 2(c) and 2(d), including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements (not to exceed $25,000) of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2(b) if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all Participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their demand registration right pursuant to Section 2(b); provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2(b).

                  (h) Underwriting Requirements. In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under Section 2(c) to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company; provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of the Holders greater than the obligations set



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forth in Section 2(j)(ii). If the total amount of securities, including
Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters reasonably believe compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders) but in no event shall (i) any shares being sold by a shareholder exercising a demand registration right similar to that granted in
Section 2(b) be excluded from such offering, or (ii) the number of Registrable Securities to be included in such offering be less than 30% of the total number of securities to be included in such offering, unless such offering is the initial public offering of the Company's Common Stock and such registration does not include shares of any other selling shareholders, in which event any or all of the Registrable Securities of the Holders may be excluded from such offering. For purposes of apportionment, any selling shareholder which is a Holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder", and any pro rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

                  (i) Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

                  (j) Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 2:

                               (i) To the extent permitted by law, the Company
will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating



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or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 2(j)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                               (ii) To the extent permitted by law, each selling
Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 2(j)(ii), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 2(j)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this Section 2(j)(ii) exceed the net proceeds from the offering received by such Holder.

                               (iii) Promptly after receipt by an indemnified
party under this Section 2(j) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2(j), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2(j), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2(j).

                               (iv) If the indemnification provided for in this
Section 2(j) is unavailable to or insufficient to hold harmless an indemnified party under subsection (i) or (ii) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investors on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or an Investor on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this subsection (iv) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (iv). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above in this subsection (iv) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (iv), no Investor shall be required to contribute any amount in excess of the amount by which the net amount received by the Investor from the sale of the Securities to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investors' obligations in this subsection
(iv) to contribute are several in proportion to their respective sales of Securities to which such loss relates and not joint.

                               (v) The obligations of the Company and Holders
under this Section 2(j) shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2, and otherwise.

                  (k) Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                               (i) make and keep public information available,
as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                               (ii) take such action, including the voluntary
registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                               (iii) file with the SEC in a timely manner all
reports and other documents required of the Company under the Act and the 1934 Act; and

                               (iv) furnish to any Holder, so long as the Holder
owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company) or the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

                  (l) Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee who acquires at least 150,000 shares of Registrable Securities, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. Notwithstanding the above, such rights may be assigned by a Holder to a limited partner, general partner or other affiliate of an Investor (the "Transferee") regardless of the number of shares acquired by such Transferee.

                  (m) Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities in any registration filed under
Section 2(b) hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included.

                  (n) "Market Stand-Off" Agreement. Each holder of securities which are or at one time were Registrable Securities (or which are or were convertible into Registrable Securities) hereby agrees that, during a period not to exceed hundred eighty (180) days (or the shortest period of time agreed to by any officer, director or 5% shareholder), following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the

Company and such underwriter, sell or otherwise transfer or dispose of (other than to donee who agree to be similarly bound) any Common Stock of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that all officers and directors of the Company, all shareholders holding more than 1% of the outstanding Capital Stock of the Company, and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

                           In order to enforce the foregoing covenant, the
Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

                  (o) Amendment of Registration Rights. Any provision of this
Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this section shall be binding upon each holder of any securities which are or at one time were Registrable Securities (or which are or were convertible into Registrable Securities), each future holder of all such securities, and the Company.

                  (p) Termination of Registration Rights. No shareholder shall be entitled to exercise any right provided for in this Section 2 and all such rights shall terminate on the earlier of (i) the date on which such shareholder holds less than 1% of the outstanding capital stock and all shares held by such shareholder can be resold pursuant to Rule 144(k), or (ii) five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

         3. Termination of Prior Rights Agreement. Effective upon the execution of this Agreement by the Company and the holders of not less than (i) 70% of the outstanding shares of Preferred A Shares and Preferred B Shares, each voting separately, and (ii) 50% of the outstanding shares of Preferred C Shares (or Common Stock issued or issuable upon conversion thereof) held by the Major Investors, the Prior Rights Agreement is null and void and superseded in its entirety by this Agreement.

         4. Delivery of Financial Statements. The Company shall deliver to each Major Investor and each Investor holding 10% of the aggregate outstanding Common Stock and Preferred Stock, together with its Affiliates:

                  (a) Annual Financials. As soon as practicable, but in any event within ninety (90) days after the end of each fiscal year, a balance sheet, and statements of operations and cash flow for such fiscal year. Such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

                  (b) Monthly Financials. Within thirty (30) days of the end of each month, an unaudited statement of operations and balance sheet for and as of the end of such month, in reasonable detail and prepared in accordance with GAAP, subject to year end audit adjustments and the absence of footnotes;

                  (c) Operating Plan. Within thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including a balance sheet and statement of operations for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

                  (d) Termination of Information and Inspection Covenants. The covenants set forth in Section 4 shall terminate as to the Investor and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the Securities Exchange Act of 1934, whichever event shall first occur.

         5. Visitation Rights. The Company shall allow one representative designated by each Investor who, together with its Affiliates, holds 150,000 shares of Preferred Stock or Common Stock issued or issuable upon conversion thereof to attend all meetings of the Company's board of directors in a nonvoting capacity, and in connection therewith, the Company shall give such representative copies of all notices, minutes, consents and other materials, financial or otherwise, which the company provides to its board of directors.

         6. Miscellaneous.

                  (a) Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  (b) Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

                  (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (d) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  (e) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given (i) upon personal delivery; (ii) upon transmission by facsimile (receipt verified); (iii) upon the fifth day following deposit by registered or certified mail (return receipt requested), postage prepaid, and , if delivered to a party overseas, by air mail; or (iv) upon the second day following dispatch by express courier service (receipt verified), to the party to be notified at the address indicated for such party in Exhibit A or in the case of the Company on the first page of this Agreement, or at such other address for a party as shell be specified by like notice; provided, that notices of a change of address shall be effective only upon receipt thereof.

                  (f) Amendments and Waivers. Any provision of Section 4 or
Section 5 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of not less than (i) 70% of the outstanding shares of Preferred A Shares and Preferred B Shares, each voting separately, and (ii) 50% of the outstanding shares of Preferred C Shares (or Common Stock issued or issuable upon conversion thereof) and shares of Preferred D Shares (or Common Stock issued or issuable upon conversion thereof), voting together as one class, held by the Major Investors; provided, however, that if Preferred C Shares are treated differently than Preferred D Shares, a majority of the outstanding shares of Preferred C Shares and Preferred D Shares held by the Major Investors, each voting separately. Any amendment or waiver effected in accordance with this paragraph shall be binding upon all present and future Investors.

                  (g) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  (h) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

                  (i) Stock Splits. All references to numbers of shares in this Agreement shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization of shares by the Company occurring after the date of this Agreement.



              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above respectively.


                                       ISTA PHARMACEUTICALS, INC.


                                       By: /s/ EDWARD H. DANSE
                                          --------------------------------------

                                       Address:   15279 Alton Parkway, Suite 100
                                                  Irvine, CA 92618

                                       -----------------------------------------
                                       Walter K. Brown

                                       -----------------------------------------
                                       David E. Collins

                                       CHANCELLOR VENTURE CAPITAL II, L.P.


                                       By:
                                          --------------------------------------

                                       Title:
                                             -----------------------------------

                                       KME VENTURE III, LP


                                       By:
                                          --------------------------------------

                                       Title:
                                             -----------------------------------


                                       DRAKE & CO., FOR THE ACCOUNT OF
                                       CITIVENTURE III


                                       By:
                                          --------------------------------------

                                       Title:
                                             -----------------------------------

                                     DOMAIN PARTNERS III, L.P.

                                     By: One Palmer Square Associates III, L.P.
                                         its General Partner

                                     By:
                                        ----------------------------------------
                                     General Partner


                                     DP III ASSOCIATES, L.P.

                                     By:  One Palmer Square Associates III, L.P.
                                          its General Partner

                                     By:
                                        ----------------------------------------
                                     General Partner


                                     BIOTECHNOLOGY INVESTMENTS LIMITED

                                     By:  Old Court Limited

                                     By:
                                        ----------------------------------------
                                     Attorney-in-Fact

                                       -----------------------------------------
                                       Gregory A. Hartzler

                                       -----------------------------------------
                                       Geoffrey O. Hartzler

                                       -----------------------------------------
                                       William M. Helvey

                                       -----------------------------------------
                                       Arthur Rock

                                       SANDERLING VENTURE PARTNERS III, L.P.


                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------

                                       SANDERLING III LIMITED PARTNERSHIP, L.P.


                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------


                                       SANDERLING III BIOMEDICAL, L.P.


                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------


                                       SANDERLING VENTURE PARTNERS IV, L.P.


                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------


                                       SANDERLING VENTURE PARTNERS IV
                                       CO-INVESTMENT FUND, L.P.


                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------


                                       SANDERLING IV LIMITED PARTNERSHIP, L.P.


                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------

                                       SANDERLING [FERI TRUST] VENTURE
                                       PARTNERS IV, L.P.


                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------


                                       SANDERLING IV BIOMEDICAL, L.P.


                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------


                                       SANDERLING IV BIOMEDICAL
                                       CO-INVESTMENT FUND, L.P.


                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------


                                       SANDERLING VENTURES MANAGEMENT


                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------


                                       SANDERLING MANAGEMENT COMPANY, LLC
                                       RETIREMENT TRUST FBO ROBERT G. MCNEIL


                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------

                                       WILLIAM N. STARLING & DANA GREGORY
                                       STARLING, TRUSTEES OF THE STARLING FAMILY
                                       TRUST U/D/T DATED AUGUST 15, 1990


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                       JAMES D. WOODWARD & ELAINE K. WASKI,
                                       TRUSTEES OF THE WOODWARD FAMILY TRUST
                                       U/D/T DATED AUGUST 23, 1990


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                       WS INVESTMENT 92B


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                       WTI VENTURES


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                       ECICS VENTURES PTE. LTD.

                                       By:  ECICS Management Pte. Ltd.


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------


                                       ECICS VENTURE 2 LIMITED

                                       By:  ECICS Management Pte. Ltd.


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------


                                       IFS MANAGEMENT SERVICES PTE LTD


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                       OCBC, WEARNES & WALDEN INVESTMENTS
                                       (SINGAPORE) LIMITED

                                       By:  OCBC, Wearnes & Walden Management
                                            (Singapore) Pte. Ltd.


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------


                                       O,W&W INVESTMENTS LIMITED

                                       By:


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                       UOB VENTURE INVESTMENTS LIMITED


                                       UOB VENTURE INVESTMENTS II LIMITED

                                       By:  UOB Venture Management Pte. Ltd.


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                       SINGAPORE BIO-INNOVATIONS PTE. LTD.


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                       DIONIS TRUST


                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------


                                       GRANT GUND 1978 TRUST


                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------


                                       G. ZACHARY GUND 1978 TRUST


                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------


                                       -----------------------------------------
                                       Grant Gund



                                       -----------------------------------------
                                       G. Zachary Gund


                                       -----------------------------------------
                                       Warren Thaler

                                       VERTEX ASIA LIMITED


                                       VERTEX INVESTMENT (II) LIMITED


                                       HWH INVESTMENT PRIVATE LIMITED

                                       By:  Vertex Management, Inc.

                                       By:
                                          --------------------------------------




                                       ALLERGAN PHARMACEUTICALS
                                       (IRELAND) LTD., INC.



                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------